UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 24, 2016

                      ENERGY & ENVIRONMENTAL SERVICES, INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                          0-33259                    73-1620724
----------------------------     --------------------      --------------------
 (State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)

                              6300 N.W. Expressway,
                          Oklahoma City, Oklahoma 73132
                    ---------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (800) 635-7716

                                 Enerlabs, Inc.
                           800 Northeast 63rd Street,
                         Oklahoma City, Oklahoma 73105
                   ------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

     On October 24, 2016, the Company acquired Energy and Environmental Services, Inc. ("EES") in exchange for 32,000,000 shares of the Company's common stock.

      Following the acquisition of EES, the Company had 47,994,944 outstanding shares of common stock.

      On January 12, 2017, the closing price of the Company's common stock was $1.25 per share.


Item 2.01   Completion of Acquisition or Disposition of Assets

      See Item 1.01 of this report.


Item 3.02   Unregistered Sales of Equity Securities

      The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with the issuance of the securities described in Item 1.01 of this report. The person who acquired these shares was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The person who acquired these securities acquired them for its own account. The certificate representing these securities bears a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these securities.

Item 8.01   Other Events

      Following the acquisition of EES, the Company:

     o    changed its name to Energy and Environmental Services, Inc.; and

     o    changed its trading symbol to "EESE".

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 16, 2017.

                                     ENERGY AND ENVIRONMENTAL SERVICES, INC.



                                     By: /s/ Melvin B. Smith
                                         -------------------------------------
                                         Melvin B. Smith, President and Chief
                                            Executive Officer